Exhibit 10.1

Execution Version

FIFTH AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of February 17, 2026, and is entered into by and among the lenders identified on the signature pages hereof (the “Lenders”), Cortland Capital Market Services LLC, as the administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as the collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent” and, together with the Administrative Agent, the “Agents”), Lument Finance Trust, Inc. (formerly known as Hunt Companies Finance Trust, Inc.), a Maryland corporation, as the borrower (the “Borrower”), and Five Oaks Acquisition Corp., a Delaware corporation (“FOAC”) and Lument CMT Equity, LLC (formerly known as Hunt CMT Equity, LLC), a Delaware limited liability company, as guarantors (“Lument CMT Equity” and together with FOAC, each a “Guarantor”, and, collectively, the “Guarantors”).

RECITALS

WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated January 15, 2019 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of February 13, 2019, by that certain Second Amendment to Credit and Guaranty Agreement, dated as of July 9, 2020, by that certain Third Amendment to Credit and Guaranty Agreement dated as of April 21, 2021, by that certain letter agreement related thereto dated May 5, 2021, by that certain Amended and Restated Third Amendment to Credit and Guaranty Agreement, dated as of August 23, 2021, and the Fourth Amendment to Credit Agreement and Guaranty Agreement, dated as of February 22, 2022, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), by and among the Borrower, the Guarantors, the lenders from time to time party thereto and the Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement;

WHEREAS, upon the request of the Borrower and the Guarantors, Administrative Agent and the Lenders have agreed upon the terms and conditions set forth herein to amend the Existing Credit Agreement to provide for a short-term extension of the Maturity Date (as defined in the Existing Credit Agreement), as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.          AMENDMENT TO EXISTING CREDIT AGREEMENT

The Existing Credit Agreement is hereby amended as follows:

A.            Effective as of December 31, 2025, clause (v) of the definition of “VAE” is amended and restated in its entirety as follows:

“for any Mortgage Assets held by a Borrowing Base Debt Subsidiary or in a Securitization Transaction, the aggregate outstanding principal balance of the associated Warehousing Debt, Securitization Indebtedness or other debt exceeds: (A) with respect to floating rate collateral, 89% of the aggregate outstanding principal balance of all Mortgage Assets of such Borrowing Base Debt Subsidiary or Securitization Transaction, as applicable and (B) with respect to fixed rate collateral, 93% of the aggregate outstanding principal balance of all Mortgage Assets of such Borrowing Base Debt Subsidiary or Securitization Transaction, as applicable;”

B.             Effective as of the Fifth Amendment Effective Date (as defined below), Section 3.3 of the Existing Credit Agreement is amended and restated in its entirety as follows:

“3.3         Maturity Date.

This Agreement shall continue in full force and effect for a term ending on the earlier of (the “Maturity Date”): (a) February 20, 2026 and (b) such earlier date on which the Loans shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.”

SECTION II.         CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fifth Amendment Effective Date”):

A.            Executed Counterparts. The Agents and the Lenders (or their counsel) shall have received this Amendment, duly executed and delivered by each party thereto;

B.             Representations and Warranties. The representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct on the Fifth Amendment Effective Date in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty to the extent that such representation or warranty is qualified or modified by materiality) on and as of the Fifth Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties solely relate to an earlier date); and

C.             No Event of Default or Default. No Event of Default or Default shall have occurred and be continuing on the Fifth Amendment Effective Date, nor shall either result from the effectiveness of this Amendment on the Fifth Amendment Effective Date.

SECTION III.         REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants that as of the Fifth Amendment Effective Date:

A.            such Loan Party has all requisite power and authority to execute and deliver this Amendment and the other Loan Documents to which it is a party. Such Loan Party has all governmental licenses, authorizations, consents, and approvals necessary to own and operate its Assets and to carry on its businesses as now conducted and as proposed to be conducted, other than licenses, authorizations, consents, and approvals that are not currently required or the failure to obtain which could not reasonably be expected to be materially adverse to any Lender. The execution, delivery, and performance of this Amendment and the other Loan Documents have been duly authorized by such Loan Party and all necessary limited liability company or corporate action, as applicable, in respect thereof has been taken, and the execution, delivery, and performance thereof do not require any other material consent or approval of any other Person that has not been obtained;

B.             this Amendment and the other Loan Documents to which such Loan Party is a party, when executed and delivered by such Loan Party, will constitute the legal, valid, and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their terms except as the enforceability hereof or thereof may be affected by: (a) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and (b) equitable principles of general applicability (whether considered in a proceeding in equity or law);

C.             the execution, delivery, and performance by such Loan Party of this Amendment and the other Loan Documents to which such Loan Party is a party, do not and will not: (a) violate (i) in any material respect any provision of any federal (including the Exchange Act), state or local law, rule, or regulation (including Regulations T, U, and X of the Federal Reserve Board) binding on any Loan Party, (ii) in any material respect any order of any Governmental Authority, court, arbitration board or tribunal binding on any Loan Party or (iii) the Governing Documents of any Loan Party, (b) contravene any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a default under, or result in the creation of any Lien (other than Liens granted by the Loan Parties to the Collateral Agent, for the benefit of the Secured Parties, to secure the Obligations under the Credit Agreement) upon any of the Assets of any Loan Party pursuant to any Material Agreement, (c) require termination of any Material Agreement, or (d) constitute a tortious interference with any material Contractual Obligation of the Borrower or its Subsidiaries; and

D.            no Default or Event of Default has occurred and is continuing or would immediately result from giving effect to the transactions contemplated hereby on the Fifth Amendment Effective Date.

SECTION IV.        MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)            This Amendment shall constitute a Loan Document for purposes of each of the Credit Agreement, this Amendment and the other Loan Documents and on and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement.

(ii)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, the Lenders or any other secured party under the Credit Agreement or any of the other Loan Documents.

B.            Reaffirmation. The Borrower and each of the other Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) except as expressly set forth in this Amendment, to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as otherwise expressly contemplated hereby, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or Lenders, or constitute a waiver of any provision of any of the Loan Documents.

C.            Headings. Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.

D.            GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND THE VALIDITY OF THIS AMENDMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

E.             JURISDICTION AND VENUE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO AGREE THAT ALL ACTIONS, SUITS, OR PROCEEDINGS ARISING BETWEEN ANY MEMBER OF THE LENDER GROUP OR THE BORROWER AND ITS SUBSIDIARIES IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED HOWEVER THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT AT ANY AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE ANY AGENT ELECTS TO BRING SUCH ACTION TO THE EXTENT SUCH COURTS HAVE IN PERSONAM JURISDICTION OVER THE RELEVANT OBLIGOR OR IN REM JURISDICTION OVER SUCH COLLATERAL OR OTHER PROPERTY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PERSON FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT. TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST BORROWER OR ANY MEMBER OF THE LENDER GROUP MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED ON EXHIBIT 11.3 ATTACHED TO THE AMENDED AGREEMENT.

F.             WAIVER OF TRIAL BY JURY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

G.             Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

H.            Counterparts; Electronic Execution.

(i)            This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile transmission or electronic image scan transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

(ii)           The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

I.              No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

MY WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

LUMENT FINANCE TRUST, INC., a Maryland corporation, as Borrower

By:	/s/ James A. Briggs
Name:	James A. Briggs
Title:	Chief Financial Officer

FIVE OAKS ACQUISITION CORP., a Delaware corporation, as Guarantor

By:	/s/ James A. Briggs
Name:	James A. Briggs
Title:	Chief Financial Officer

LUMENT CMT EQUITY, LLC, a Delaware limited liability company, as Guarantor

By:	/s/ James A. Briggs
Name:	James A. Briggs
Title:	Chief Financial Officer

Sixth Amendment Signature Page

CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent and Collateral Agent

By:	/s/ Pinju Chiu
Name:	Pinju Chiu
Title:	Associate Counsel

Sixth Amendment Signature Page

LENDERS:

JPMORGAN GLOBAL BOND OPPORTUNITIES FUND

By:	J.P. Morgan Investment Management Inc., its Investor Advisor

By:	/s/ Kent Weber
Name:	Kent Weber
Title:	Managing Director

JPMORGAN INCOME FUND

By:	J.P. Morgan Investment Management Inc., its Investor Advisor

By:	/s/ Kent Weber
Name:	Kent Weber
Title:	Managing Director

JPMORGAN CORE PLUS BOND FUND

By:	J.P. Morgan Investment Management Inc., its Investor Advisor

By:	/s/ Kent Weber
Name:	Kent Weber
Title:	Managing Director

Sixth Amendment Signature Page

COMMINGLED PENSION TRUST FUND (CORE PLUS BOND) OF JPMORGAN CHASE BANK, N.A.

By:	J.P. Morgan Investment Management Inc., its Investor Advisor

By:	/s/ Kent Weber
Name:	Kent Weber
Title:	Managing Director

VARIABLE PORTFOLIO - PARTNERS CORE BOND FUND, A SERIES OF COLUMBIA FUNDS VARIABLE SERIES TRUST II

By:	J.P. Morgan Investment Management Inc., its Investor Advisor

By:	/s/ Kent Weber
Name:	Kent Weber
Title:	Managing Director

Sixth Amendment Signature Page